Exhibit 99.1

FILAMENT HEALTH CORP. TO LIST ON NASDAQ THROUGH BUSINESS COMBINATION WITH JUPITER ACQUISITION CORPORATION

Business combination ascribes Filament US$176 million in equity value representing US$0.85 per Filament share and reflects a pro forma enterprise valuation of approximately US$210 million; combined company to be listed on Nasdaq

Transaction expected to accelerate the progression of Filament’s botanical psychedelic drug development platform and is anticipated to close in fourth quarter 2023

Vancouver, British Columbia, and Hobe Sound, Florida, July 19, 2023 – Filament Health Corp. (OTCQB:FLHLF) (NEO:FH) (FSE:7QS) (“Filament” or the “Company”), a clinical-stage natural psychedelic drug development company, and Jupiter Acquisition Corporation (NASDAQ:JAQC) (“Jupiter”), a special purpose acquisition company formed for the purpose of acquiring or merging with one or more businesses, today announced they have entered into a definitive agreement, dated July 18, 2023, for a proposed business combination (the “Business Combination”) to create a new public holding company representing the combined business (“Pubco”) that is expected to be listed on Nasdaq.

“Today’s announcement is an important milestone for Filament as we gain access to the broader capital markets needed to advance our drug development platform,” said Mr. Lightburn. “Filament was founded on the belief that standardized, naturally-derived psychedelic medicines can improve the lives of millions of people suffering from treatable conditions. Partnering with Jupiter brings us a step closer to making this a reality. I would like to thank all those involved in achieving this milestone, including Jupiter, our existing and new investors, and the entire Filament team.”

“We are thrilled to have the opportunity to impact the advancement of psychedelic medicines that will support the treatment of mental health conditions through this combination with Filament. Led by an exceptional management team, Filament is taking a novel approach to psychedelic drug development through natural botanical extracts,” said Mr. James Hauslein, Chairman and Chief Executive Officer of Jupiter. “We are excited by Filament’s plans for its technology, and view this opportunity as a significant value driver for our stockholders.”

The Business Combination

The proposed Business Combination reflects a pro forma enterprise valuation of approximately US$210 million, based on certain assumptions. Consideration will be 100% in the form of shares in Pubco, and the proposed Business Combination is expected to provide at least US$5 million of net proceeds to Pubco. The proposed Business Combination reflects a pre-money equity value of US$176 million for Filament and provides the Filament shareholders and certain other parties a contingent right to receive additional Pubco shares based upon post-closing stock performance. At the closing of the proposed Business Combination, the holders of outstanding Filament shares will receive equity in Pubco valued at US$0.85 per share (subject to adjustments).

Under the terms of the proposed Business Combination, Jupiter will merge with and into a wholly-owned subsidiary of Pubco, and Filament will, pursuant to a statutory plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia), amalgamate with another wholly-owned subsidiary of Pubco. In addition, pursuant to the proposed Business Combination, the holders of Filament convertible securities will have their convertible securities assumed by Pubco at closing in accordance with the terms of the Plan of Arrangement.

The Board of Directors of Jupiter has unanimously approved the proposed Business Combination.

The Board of Directors of Filament, having received a unanimous recommendation from the special committee of the Board of Directors (the “Filament Special Committee”) in favour of the proposed Business Combination, has determined that the proposed Business Combination is in the best interests of Filament, and resolved to recommend that Filament securityholders vote in favour of the proposed Business Combination (with Mr. Lightburn declaring his interest in the Business Combination and abstaining from the vote of the Board of Directors of Filament).

Evans & Evans, Inc. was appointed as an independent financial advisor to the Filament Special Committee, and provided a fairness opinion to the Filament Special Committee stating that, as of the date of such opinion, and based upon and subject to the assumptions, limitations, and qualifications stated in such opinion, the Business Combination and the consideration payable thereunder is fair from a financial point of view to Filament shareholders.

The proposed Business Combination is subject to customary closing conditions, including receipt of all regulatory approvals, court orders from the Supreme Court of British Columbia with respect to the Plan of Arrangement, and the approval of the proposed Business Combination by Filament’s securityholders and Jupiter’s stockholders. The consummation of the proposed Business Combination is anticipated to occur in the 4th quarter of 2023.

Maxim Group LLC is acting as exclusive financial advisor to Filament. Fasken Martineau DuMoulin LLP is acting as Canadian legal advisor and Ellenoff Grossman & Schole LLP is acting as U.S. legal advisor to Filament. Harper Grey LLP is acting as Canadian legal advisor and Greenberg Traurig, LLP is acting as U.S. legal advisor to Jupiter.

Filament directors and management (the “Supporting Securityholders”) have entered into agreements pursuant to which they have committed to vote their respective shares in favour of the proposed Business Combination. The Supporting Securityholders represent in aggregate approximately 42.8% of the outstanding common shares.

The Pubco shares to be issued under the Plan of Arrangement component of the proposed Business Combination to holders resident in the United States have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered or sold in the United States absent registration or applicable exemption from registration requirements. It is anticipated that any securities to be issued under the Plan of Arrangement component of the proposed Business Combination either will be offered and issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) thereof or will be registered under the Securities Act on Form F-4 (the “Registration Statement”) to be filed by Pubco with the U.S. Securities and Exchange Commission (the “SEC”).

ABOUT FILAMENT HEALTH CORP (OTCQB:FLHLF) (NEO:FH) (FSE:7QS)

Filament is a natural psychedelic drug development company focused on the treatment of substance use disorders. Filament’s proprietary technology platform enables the discovery and delivery of botanical psychedelic medicines for clinical development. The Company is currently generating revenue by out-licensing its lead drug candidate, PEX010, to commercial partners. PEX010 is standardized to provide a precise dose of botanical psilocybin per oral capsule, and is currently being administered in phase 1 and 2 human clinical trials approved by U.S. Food and Drug Administration (“FDA”) and Health Canada. It is currently being studied in 15 clinical trials in North America and Europe via Filament’s network of academic and research institutions for conditions including alcohol use disorder, treatment resistant depression, opioid tapering, and chronic pain. All of the trials are being conducted under the authorization of the applicable governing authority, including, but not limited to, the FDA, Health Canada and European Medicines Agency. The Company believes that, as a botanical drug, PEX010 offers intellectual property benefits versus synthetic drugs due to its complex active pharmaceutical ingredient, as well as a more rapid path into clinical development. Filament is actively pursuing early access schemes around the world and has supplied dozens of Canadian patients via the Health Canada Special Access Program.

Learn more at www.filament.health and on Twitter, Instagram, and LinkedIn.

ABOUT JUPITER ACQUISITION CORPORATION (NASDAQ:JAQC)

Jupiter operates as a blank check company. Jupiter aims to acquire one or more businesses and assets, via a merger, capital stock exchange, asset acquisition, stock purchase, and reorganization.

Important Information About the Proposed Business Combination and Where to Find It

This communication relates to the proposed Business Combination involving Jupiter and Filament. This communication may be deemed to be solicitation material in respect of the proposed Business Combination. The proposed Business Combination will be submitted to Jupiter’s stockholders for their consideration and approval. Pubco intends to file the Registration Statement with the SEC, which will include a proxy statement to be distributed to Jupiter’s stockholders in connection with Jupiter’s solicitation for proxies for the vote by Jupiter’s stockholders to approve the proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued by Pubco in connection with the completion of the Business Combination. Jupiter and Pubco also intend to file other relevant documents with the SEC regarding the proposed Business Combination. After the Registration Statement has been filed and declared effective, Jupiter will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. The proposed Business Combination will also be submitted to the securityholders of Filament for their consideration and approval. Filament intends to file a management information circular in connection with the requisite special meeting of the Filament securityholders (the “Filament Circular”) with respect to the proposed Business Combination and other matters as described in the Filament Circular. The Plan of Arrangement will require the approval of (i) at least 66⅔% of the votes cast by Filament securityholders, voting as a single class; (ii) at least 66⅔% of the votes cast by Filament shareholders, voting as a single class; and (iii) a majority of the votes cast by Filament shareholders present in person or represented by proxy at the Filament special meeting. Filament also intends to seek an interim order (the “Interim Order”) and a final order at hearings in the Supreme Court of British Columbia in order to implement the Plan of Arrangement component of the proposed Business Combination. After the Filament Circular has been reviewed by the NEO Exchange and after the Interim Order has been granted, Filament will mail the definitive Filament Circular and other relevant documents to its securityholders as of the record date established for voting on the proposed Business Combination. JUPITER’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, ONCE AVAILABLE, THE REGISTRATION STATEMENT AND THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS THERETO AND, ONCE AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH JUPITER’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE, AMONG OTHER THINGS, THE BUSINESS COMBINATION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT JUPITER, FILAMENT, PUBCO AND THE PROPOSED BUSINESS COMBINATION.

Jupiter’s stockholders, Filament’s shareholders and other interested parties may also obtain a copy of: (a) the Registration Statement, any amendments or supplements thereto and the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by Jupiter or Pubco, without charge, at the SEC’s website located at www.sec.gov; and (b) copies of the Filament Circular, the Business Combination Agreement and other documents filed with the Canadian securities regulatory authorities by Filament through the website maintained by the Canadian Securities Administrators at www.sedar.com.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “could,” “continue,” “may,” “might,” “outlook,” “possible,” “potential,” “predict,” “scheduled,” “should,” “would.” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current beliefs and expectations of Filament’s, Pubco’s and Jupiter’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Although Jupiter and Filament believe that their respective plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, neither Jupiter nor Filament can assure you that either will achieve or realize these plans, intentions, or expectations. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Filament, Pubco and Jupiter. These forward-looking statements are subject to a number of risks and uncertainties, including (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination; (ii) the failure of either Jupiter or Filament prior to the proposed Business Combination, or Pubco after the proposed Business Combination, to execute their business strategy; (iii) the outcome of any legal proceedings that may be instituted against Filament, Pubco or Jupiter or others following the announcement of the proposed Business Combination; (iv) the inability to complete the proposed Business Combination due to the failure to obtain the necessary Interim Order or other required court orders in respect of the Plan of Arrangement in with respect to the proposed Business Combination or the failure to obtain the approval of the shareholders of Filament or Jupiter or to satisfy other conditions to closing; (v) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (vi) the ability to meet stock exchange listing standards prior to and following the consummation of the proposed Business Combination; (vii) the risk that the proposed Business Combination disrupts current plans and operations of Filament as a result of the announcement and consummation of the proposed Business Combination; (viii) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of Pubco to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; (ix) costs related to the proposed Business Combination; (x) failure to comply with and stay abreast of changes in laws or regulations applicable to Filament’s business, including health and safety regulations and policies; (xi)Filament’s estimates of expenses and profitability and underlying assumptions with respect to redemptions by Jupiter’s stockholders and purchase price and other adjustments; (xii) any downturn or volatility in economic or business conditions; (xiii) the effects of COVID-19 or other epidemics or pandemics; (xiv) changes in the competitive environment affecting Filament or its customers, including Filament’s inability to introduce, or obtain regulatory approval for, new products; (xv) the failure to obtain additional capital on acceptable terms; (xvi) the impact of pricing pressure and erosion; (xvii) failures or delay’s in Filament’s supply chain; (xviii) Filament’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Filament; (xix) the possibility that Filament, Pubco or Jupiter may be adversely affected by other economic, business and/or competitive factors; (xx) the failure of Filament or Pubco to respond to fluctuations in foreign currency exchange rates; and (xxi) Filament’s estimates of its financial performance; and those factors discussed in documents of Jupiter or Pubco filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Filament, Pubco or Jupiter presently knows or that Filament, Pubco and Jupiter currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Filament’s, Pubco’s and Jupiter’s expectations, plans, or forecasts of future events and views as of the date of this press release. Filament, Pubco and Jupiter anticipate that subsequent events and developments will cause Filament’s, Pubco’s and Jupiter’s assessments to change. However, while Filament, Pubco and Jupiter may elect to update these forward-looking statements at some point in the future, Filament, Pubco and Jupiter specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Filament’s, Pubco’s or Jupiter’s assessments as of any date after the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to an exemption from the Securities Act. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom. This press release is not, and under no circumstances is it to be construed as, a prospectus, offering memorandum, an advertisement or a public offering in any province or territory of Canada. In Canada, no prospectus has been filed with any securities commission or similar regulatory authority in respect of any of the securities referred to herein.

Participants in Solicitation

Jupiter, Filament, Pubco and certain of their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Jupiter’s stockholders and Filament’s shareholders in connection with the proposed Business Combination. Information regarding Jupiter’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 10, 2023 (the “Annual Report”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Jupiter’s stockholders in connection with the Business Combination will be set forth in Pubco’s proxy statement/prospectus when it is filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors, and other interested persons in respect of Jupiter and Filament should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

CONTACTS

FILAMENT

MEDIA RELATIONS

Anna Cordon, Director of Communications

anna@filament.health

INVESTOR RELATIONS

ir@filament.health

JUPITER

James N. Hauslein, Chairman and Chief Executive Officer

jim@hauslein.com

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